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                                                                     Exhibit 1.1


                             Brandywine Realty Trust

                           1,600,000 Common Shares(1)
                             of Beneficial Interest
                                ($.01 par value)

                             Underwriting Agreement


                                                              New York, New York
                                                               February 26, 2004




Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  Brandywine Realty Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Company"), proposes to sell to you (the "Underwriter"), 1,600,000 common shares of beneficial interest, par value $.01 per share (the "Common Shares") of the Company, (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriter an option to purchase up to 240,000 shares of Common Shares to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act (as defined herein) on or before the Effective Date (as defined herein) of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in
Section 16 hereof.

                  The Company, directly and through a wholly-owned subsidiary, is the sole general partner and a limited partner of Brandywine Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"). The Company owns its assets and conducts its operations through the Operating Partnership and through subsidiaries of the Operating Partnership. As of September 30, 2003, the Company's ownership interest in the Operating Partnership entitled the Company to approximately 95.6% of the Operating Partnership's distributions after distributions by the Operating Partnership to holders of its preferred units. The Company will contribute the net proceeds of the sale of the Securities to the Operating Partnership in exchange for additional partnership interests in the Operating Partnership. The Company and the Operating Partnership wish to confirm as follows their agreement with you, in connection with the purchase of the Securities by the Underwriter.

______________________
(1) Plus an option to purchase from the company up to 240,000 additional Securities to cover over-allotments.

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                                                                               2

                  1. Representations and Warranties. The Company and the Operating Partnership jointly and severally represent and warrant to, and agree with, the Underwriter as set forth below in this Section 1.

                  (a) The Company meets the requirements for use of Form S-3 under the Act (as defined herein) and has prepared and filed with the Commission (as defined herein) a registration statement (file number 333-56237) on Form S-3, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (i) prior to the Effective Date of such registration statement, a further amendment to such registration statement, (including the form of final prospectus) or (ii) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information (as defined herein)) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time (as defined herein) or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) did not or will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

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                                                                               3

                  (c) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Company is a real estate investment trust duly formed and validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, with full trust power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign trust and is in good standing under the laws of each jurisdiction which requires such qualification.

                  (e) Each of the subsidiaries of the Company, including the Operating Partnership (collectively the "Subsidiaries"), is a corporation, trust, limited partnership, limited liability company or general partnership duly incorporated or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction in which it is chartered, formed or organized with full corporate, trust, limited liability company or partnership power and authority, to own or lease, as the case may be, and operate its properties, and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification.

                  (f) All the outstanding shares of capital stock, beneficial interests, limited liability company interests or partnership interests of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus or on Schedule I attached hereto, all outstanding shares of capital stock, shares of beneficial interest, limited liability company interests or partnership interests of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances. The Company's percentage interest and ownership in the Operating Partnership, and the Operating Partnership's percentage interest and ownership in each of the Subsidiaries, is as set forth on Schedule I. Except in respect of the Operating Partnership and as set forth in the Prospectus, or on
         Schedule II attached hereto, no options, warrants or other rights to purchase, agreements or obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in any Subsidiary are outstanding. The Company is the sole general partner of the Operating Partnership. The Subsidiaries set forth on Schedule I include all of the "significant subsidiaries" of the Company, as such term is defined by Rule 1-02 of Regulation S-X.

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                                                                               4

                  (g) The Company's authorized equity capitalization is as set forth in the Prospectus; the Common Shares conform in all material respects to the description thereof contained in the Prospectus; the outstanding Common Shares have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriter pursuant to this Agreement, will be fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form to comply with all applicable Maryland statutory requirements and the rules and regulations of the New York Stock Exchange; the holders of outstanding shares of beneficial interest of the Company are not entitled to preemptive or other rights to subscribe for the Securities and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of beneficial interest or ownership interests in the Company are outstanding.

                  (h) The statements in the Prospectus under the headings "Description of shares of Beneficial Interest," "Certain Provisions of Maryland Law and our Declaration of Trust and Bylaws," "Federal Income Tax Considerations" and "Risk Factors - Our Status as a REIT is dependent on compliance with federal income tax requirements," insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

                  (i) This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

                  (j) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter in the manner contemplated herein and in the Prospectus.

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                                                                               5

                  (l) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to (i) the Declaration of Trust, charter or by-laws, partnership agreements, operating agreements or other organizational documents of the Company or any of the Subsidiaries,
         (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties.

                  (m) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

                  (n) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein.

                  (o) There are no pro forma, as adjusted, reclassified, restated or other financial statements which are required to be included or incorporated in the Registration Statement or the Prospectus in accordance with Regulation S-X, and which are not so included or incorporated therein.

                  (p) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating Partnership or any of the other Subsidiaries, or any of their respective partners, directors, trustees or officers in their capacity as such, or to which the Company, the Operating Partnership or any of the other Subsidiaries or its or their property is pending or, to the best knowledge of the Company and the Operating Partnership, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

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                                                                               6

                  (q) There are no agreements, contracts, franchises, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

                  (r) There has not occurred any change, or any development involving a prospective change, in the financial condition and results of operation of the Company and the Subsidiaries from that set forth in the Prospectus, except as would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

                  (s) Each description of a contract, document or other agreement in the Prospectus fairly reflects in all respects the material terms of the underlying document, contract or agreement. Each agreement described in the Prospectus or listed in the exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or a Subsidiary, as the case may be, in accordance with its terms.

                  (t) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company or any of the Subsidiaries and any person that would give rise to a valid claim against the Company, any of the Subsidiaries or the Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering, issuance and sale of the Securities.

                  (u) The Company and the Subsidiaries are currently in compliance with all presently applicable provisions of the Americans with Disabilities Act, except for such noncompliance which would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

                  (v) Each of the Company, the Operating Partnership and the Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted. Each of the Company and the Operating Partnership (either directly or through a Subsidiary) has, and after giving effect to the transactions described in the Registration Statement and Prospectus will have, good and marketable and insurable title to all real property described in, or that secure indebtedness identified in, the Prospectus as being or to be owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to, or incorporated by reference in, the Registration Statement and except those which do not and will not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole. All the property described in the Prospectus as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

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                                                                               7

                  (w) Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its Declaration of Trust, charter or bylaws, partnership agreement, limited liability company agreement or other organizational documents, as applicable, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable.

                  (x) KPMG LLP, who has audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules incorporated by reference into the Prospectus, were independent public accountants during the periods covered by their report on the consolidated financial statements with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder. PricewaterhouseCoopers LLP are independent accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder.

                  (y) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

                  (z) The Company has filed all foreign, federal, state and
         local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). The Company and the Subsidiaries are organized and operate in the manner described in the Registration Statement so that the Company meets the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder as currently in effect. Each Subsidiary, including without limitation, the Operating Partnership, that is a partnership or limited liability company will be treated as a partnership, and not as an association taxable as a corporation or a publicly traded partnership, for federal income tax purposes, except for e-Tenants LLC, which has elected to be taxed as a corporation.
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                                                                               8

                  (aa) No labor problem or dispute with the employees of the Company or any of the Subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries' principal suppliers, contractors or customers, that could have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (bb) The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (cc) No consolidated Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock or other equity, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus (exclusive of any supplement thereto) and except that the Subsidiaries that are identified as "Joint Ventures" on Schedule I require the consent of the joint venture partners listed on Schedule I as a condition to making such payments or transfers and except that following an event of default under the loan documents encumbering the properties owned by a Subsidiary such Subsidiary may be prohibited from making distributions to the Company.

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                                                                               9

                  (dd) The Company and the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (ee) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ff) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (gg) (i) The Company and the Subsidiaries are (A) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). Except as set forth in the Prospectus, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

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                                                                              10

                       (ii) In the ordinary course of its business, the Company
                  periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (hh) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under
         Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA. The assets of the Company and the Subsidiaries do not, and as of the Closing Date will not, constitute "plan assets" under ERISA.

                  (ii) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

                  (jj) Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any director, trustee, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

                  "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

                  (kk) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

                  (ll) Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, trustee, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

                  (mm) The Company and its Subsidiaries are organized and operate in a manner so as to enable the Company to qualify as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Code and the rules and regulations thereunder as currently in effect, and the Company has elected to be taxed as a REIT under the Code commencing with the taxable year ending December 31, 1986. The Company intends to continue to qualify as a REIT for the foreseeable future.

                  (nn) The Registration Statement was exempt from filing with the National Association of Securities Dealers, Inc. pursuant to, and in full compliance with, Conduct Rule 2710(b)(7)(C).

                  (oo) The statistical and market-related data, if any, included in the Prospectus are based on or derived from sources which the Company believes, in good faith, to be reliable and accurate.

                  (pp) The Company's Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") have reviewed the Prospectus and the Prospectus Supplement (including, without limitation, all documents incorporated therein by reference). Based on the knowledge of the CEO and the CFO, the Prospectus and the Prospectus Supplement do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the matters discussed therein and, with respect to each incorporated document, each period covered by such report. Based on the knowledge of the CEO and CFO, the financial statements, and other financial information included in the Prospectus and the Prospectus Supplement, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented. The CEO and CFO are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and have (i) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the periods in which the Prospectus as being prepared, (ii) valuated the effectiveness of the Company's disclosure controls and procedures and (iii) disclosed in the Prospectus any change in the Company's internal control over financial reporting that occurred during the third quarter of 2003 that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                  Any certificate signed by any officer of the Company and delivered to the Underwriter or its counsel in connection with the offering of the Securities shall be deemed a representation and warranty by the Company and by the Operating Partnership, as to matters covered thereby, to the Underwriter.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of $27.59 per share, the Underwritten Securities.

               (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the Underwriter to purchase up to 240,000 Option Securities at the same purchase price per share as the Underwriter shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriter. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Underwriter to the Company setting forth the number of shares of the Option Securities as to which the Underwriter is exercising the option and the settlement date.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the first Business Day (as defined herein) prior to the Closing Date) shall be made at 10:00 AM, New York City time, on March 3, 2004, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriter shall designate, which date and time may be postponed by agreement among the Underwriter and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the account of the Underwriter against payment by the Underwriter of purchase price of the Securities being sold by the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct.

                  If the option provided for in Section 2(b) hereof is exercised after the first Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Underwriter, at 388 Greenwich Street, New York, New York 10013, on the date specified by the Underwriter (which shall be within three Business Days after exercise of said option) for the account of the Underwriter, against payment by the Underwriter of the purchase price thereof by wire transfer payable in same-day funds to the account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Underwriter on the settlement date for the Option Securities, and the obligation of the Underwriter to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

                  4. Offering by Underwriter. It is understood that the Underwriter proposes to offer the Securities for sale to the public as set forth in the Prospectus.

                  5. Agreements. The Company agrees with the Underwriter that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Underwriter with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will promptly advise the Underwriter (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify the Underwriter of such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and the Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Underwriter may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriter may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (f) The Company will not, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of
         Section 16 of the Exchange Act, any other shares of Common Shares or any securities convertible into, or exercisable, or exchangeable for, Common Shares; or publicly announce an intention to effect any such transaction, for a period of 30 days after the date of the Underwriting Agreement; provided, however, that the Company may issue and sell Common Shares pursuant to any employee or trustee option or long-term incentive plan, share ownership plan or dividend purchase or reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Shares issuable upon the conversion or redemption of securities or the exercise of options or warrants outstanding at the Execution Time or the conversion or redemption of units in the Operating Partnership outstanding at the Execution Time; or the conversion of equity in any of the Subsidiaries identified on
         Schedule I as "Joint Ventures" pursuant to and in accordance with conversion rights in effect at the Execution Time.

                  (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

                  (h) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Act, the Exchange Act and the rules and regulations thereunder within the time periods required thereby.

                  (i) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and will use its best efforts to cause the Company's trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

                  (j) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (k) The Company will not be or become, at any time prior to the expiration of three years after the date of the Agreement, an "investment company," as such term is defined in the Investment Company Act.

                  (l) The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code for each of its taxable years for so long as the Board of Trustees of the Company deems it in the best interests of the Company's stockholders to remain so qualified.

                  6. Conditions to the Obligations of the Underwriter. The obligations of the Underwriter to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Operating Partnership made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Operating Partnership of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriter agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Underwriter shall not have advised the Company that the Registration Statement or any amendment thereto contains an untrue statement of fact that in the opinion of the Underwriter or its counsel is material or omits to state a material fact that in the opinion of the Underwriter or its counsel is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the opinion of the Underwriter or its counsel is material or omits to state a material fact that in the opinion of the Underwriter or its counsel is material and is required to be stated therein or necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading.

                  (c) The Company shall have requested and caused Pepper Hamilton LLP, counsel for the Company, to have furnished to the Underwriter their opinion dated the Closing Date and addressed to the Underwriter to the effect set forth in Exhibit A attached hereto.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Pennsylvania, Maryland and Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

                  (d) The Underwriter shall have received from Paul, Hastings, Janofsky & Walker LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date and addressed to the Underwriter, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) The Company shall have furnished to the Underwriter a certificate of the Company, signed by the President and Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                       (i) the representations and warranties of the Company in
                  this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                       (ii) no stop order suspending the effectiveness of the
                  Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;

                       (iii) since the date of the most recent financial
                  statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto);

                       (iv) each signer of such certificate has carefully
                  examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) believes that as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) does not know of any event that has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the rules and regulations thereunder that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed; and

                       (v) Since the execution and delivery of this Agreement
                  and prior to the Closing Date and the Option Closing Date, there has not occurred any downgrading in the rating accorded the Company or any securities of the Company by any rating agency nor has any notice been given to the Company or any of the Subsidiaries of (A) any intended or potential downgrading by any rating agency in such securities, or (B) any review or possible change by any rating agency that does not indicate a stable, positive or improving rating accorded such securities.

                  (f) The Company shall have requested and caused KPMG LLP and Pricewaterhouse Coopers LLP ("PWC") to have furnished to the Underwriter, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Underwriter.

                  (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
         (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (h) Prior to the Closing Date, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

                  (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (j) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Underwriter.

                  (k) At the Execution Time, the Company shall have furnished to the Underwriter a letter substantially in the form of Exhibit B attached hereto from each officer and trustee of the Company addressed to the Underwriter.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Paul, Hastings, Janofsky & Walker LLP, counsel for the Underwriter, at 75 East 55th Street, New York, New York 10022, on the Closing Date.

                  7. Reimbursement of Underwriter's Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Company will reimburse the Underwriter on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution. (a) The Company and the Operating Partnership jointly and severally agree to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Operating Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Operating Partnership may otherwise have.

                       (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its trustees, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity to the Underwriter, but only with reference to written information relating to the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company acknowledges that the statements set forth on the cover page regarding delivery of the Securities and, under the heading "Underwriting," (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in any Preliminary Prospectus or the Prospectus.

                       (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                       (d) In the event that the indemnity provided in paragraph
(a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Operating Partnership, jointly and severally, and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same)

(collectively "Losses") to which the Company, the Operating Partnership and the Underwriter, may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand, and by the Underwriter on the other from the offering of the Securities; provided, however, that in no case shall (i) the Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Operating Partnership, jointly and severally, and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Operating Partnership shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Operating Partnership on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Operating Partnership and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Underwriter shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each trustee of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Shares shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on the New York Stock Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or the Operating Partnership or its officers or partners and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Operating Partnership or the Company or any of the officers, directors, trustees, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and if sent to the Underwriter, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention:
General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Brandywine Realty Trust General Counsel (fax no. 610-832-4928) and confirmed to it at Brandywine Realty Trust, 401 Plymouth Road, Suite 500, Plymouth Meeting, Pennsylvania 19462, attention of the Legal Department.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, trustees, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  15. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  16. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(i)(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                                   * * * * * *

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Operating Partnership and the Underwriter.



                                     Very truly yours,


                                     BRANDYWINE REALTY TRUST



                                     By:______________________________________
                                        Name:   Gerard H. Sweeney
                                        Title:  President and Chief Executive
                                                Officer


                                     BRANDYWINE OPERATING
                                     PARTNERSHIP, L.P.

                                     By: Brandywine Realty Trust, its general
                                         partner


                                     By:______________________________________
                                        Name:   Gerard H. Sweeney
                                        Title:  President and Chief Executive
                                                Officer


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

CITIGROUP GLOBAL MARKETS INC.


By:___________________________
   Name:
   Title:

                                   SCHEDULE I
                                   ----------
                             BRANDYWINE REALTY TRUST
                                  SUBSIDIARIES

-------------------------------------------- -----------------------------------------------
                                                               PARTNERS
     LIMITED PARTNERSHIP SUBSIDIARIES                      (Capital/Profits)
-------------------------------------------- -----------------------------------------------
AAPOP 1, L.P., a Delaware limited            AAP Sub One, Inc.-- GP - 1%
partnership
                                             Atlantic American Properties Trust-- GP - 98%
                                             and LP - 1%
-------------------------------------------- -----------------------------------------------
AAPOP 2, L.P., a Delaware limited            Brandywine Witmer, L.L.C.-- GP - 0.5%
partnership
                                             Witmer Operating Partnership I, L.P. -- GP -
                                             98.5% and LP - 1%
-------------------------------------------- -----------------------------------------------
Brandywine Ambassador, L.P., a               Brandywine Ambassador, L.L.C. - GP-1%
Pennsylvania limited partnership
                                             BOP - LP 99%
-------------------------------------------- -----------------------------------------------
Brandywine Central, L.P., a Pennsylvania     Brandywine F.C., LP-- GP. - 98%
limited partnership
                                             BTRS, Inc. -- LP. - 2%
-------------------------------------------- -----------------------------------------------
Brandywine Cira, L.P., a Pennsylvania        BOP -- LP 99%
limited partnership
                                             Brandywine Cira, LLC -- GP -- 1%
-------------------------------------------- -----------------------------------------------
Brandywine Croton, L.P., a Pennsylvania      Brandywine Grande B, L.P.
limited partnership
                                             LP - 99%

                                             Brandywine Croton, LLC - GP-1%
-------------------------------------------- -----------------------------------------------
Brandywine Dominion, L.P., a Pennsylvania    Brandywine Dominion, LLC-- GP - 1%
limited partnership
                                             BOP(1)  -- LP - 99%
-------------------------------------------- -----------------------------------------------
Brandywine F.C., L.P., a Pennsylvania        Brandywine F.C., L.L.C.-- GP - 1%
limited partnership
                                             BOP-- LP-- 99%
-------------------------------------------- -----------------------------------------------
Brandywine Grande B, L.P., a Delaware        Brandywine Grande B Corp.-- GP - 1%
limited partnership
                                             BOP-- LP - 99%
-------------------------------------------- -----------------------------------------------

-------------------------------------------- -----------------------------------------------
                                                               PARTNERS
     LIMITED PARTNERSHIP SUBSIDIARIES                      (Capital/Profits)
-------------------------------------------- -----------------------------------------------

Brandywine Grande C, L.P., a Delaware        Brandywine Grande C Corp. - GP 1%
limited partnership
                                             BOP - LP - 99%

-------------------------------------------- -----------------------------------------------
Brandywine I.S., L.P., a Pennsylvania        Brandywine I.S., LLC-- GP - 1%
limited partnership
                                             BOP-- LP 99%

-------------------------------------------- -----------------------------------------------
Brandywine Metroplex, L.P., a Pennsylvania   Brandywine Metroplex, LLC - GP - 1%
limited partnership
                                             BOP - LP - 99%

-------------------------------------------- -----------------------------------------------
Brandywine Norriton, L.P., a Pennsylvania    Brandywine Norriton, L.L.C.-- GP 1%
limited partnership
                                             BOP -- 99%

-------------------------------------------- -----------------------------------------------
Brandywine Operating Partnership, L.P., a    BRT-- GP and LP(2)
Delaware limited partnership
                                             LP's (other than BRT)(2)

-------------------------------------------- -----------------------------------------------
Brandywine P.M., L.P., a Pennsylvania        Brandywine P.M., LLC-- GP - 1%
limited partnership
                                             BOP-- LP 99%

-------------------------------------------- -----------------------------------------------
Brandywine TB Florig, L.P., a Pennsylvania   Brandywine TB Florig, LLC - GP - 1%
limited partnership
                                             BOP-- LP 99%

-------------------------------------------- -----------------------------------------------
Brandywine TB Inn, L.P., a Pennsylvania      Brandywine TB Inn, L.L.C.-- GP - 1%
limited partnership
                                             BOP - LP 99%

-------------------------------------------- -----------------------------------------------
Brandywine TB I, L.P., a Pennsylvania        Brandywine TB I LLC-- GP - 1%
limited partnership
                                             BOP-- LP - 99%

-------------------------------------------- -----------------------------------------------
Brandywine TB II, L.P., a Pennsylvania       Brandywine TB II LLC-- GP - 1%
limited partnership
                                             BOP-- LP - 99%

-------------------------------------------- -----------------------------------------------


-------------------------------------------- -----------------------------------------------
                                                               PARTNERS
     LIMITED PARTNERSHIP SUBSIDIARIES                      (Capital/Profits)
-------------------------------------------- -----------------------------------------------

Brandywine TB V, L.P., a Pennsylvania        Brandywine TB V, L.L.C.-- GP - 1%
limited partnership
                                             BOP-- LP - 99%

-------------------------------------------- -----------------------------------------------
Brandywine TB VI, L.P., a Pennsylvania       Brandywine TB VI, L.L.C.-- GP - 1%
limited partnership
                                             BOP-- LP - 99%

-------------------------------------------- -----------------------------------------------
Brandywine TB VIII, L.P., a Pennsylvania     Brandywine TB VIII, L.L.C. -  GP - 1%
limited partnership
                                             BOP--LP-99%

-------------------------------------------- -----------------------------------------------
C/N Iron Run Limited Partnership III, a      BOP-- GP - 2%
Pennsylvania limited partnership
                                             BOP-- LP - 87%

                                             WOP(3) -- LP - 11%

-------------------------------------------- -----------------------------------------------
C/N Leedom Limited Partnership II, a         BOP-- GP - 89%
Pennsylvania limited partnership
                                             WOP-- LP - 11%

-------------------------------------------- -----------------------------------------------
C/N Oaklands Limited Partnership I, a        WOP-- GP - 88.9%
Pennsylvania limited partnership
                                             BOP-- LP - .1%

                                             WOP-- LP - 11%

-------------------------------------------- -----------------------------------------------
C/N Oaklands Limited Partnership III, a      BOP-- GP - 2%
Pennsylvania limited partnership
                                             BOP-- LP - 87%

                                             WOP-- LP - 11%

-------------------------------------------- -----------------------------------------------
Eight Oliver/Brandywine Partner, L.P., a     Brandywine TB VIII L.P. - LP - 50%
Pennsylvania limited partnership
                                             Donald W. Pulver LP - 1%

                                             Eight Oliver Tower Associates - GP - 49%

-------------------------------------------- -----------------------------------------------
e-Tenants.com Holding, L.P., a               BOP - GP - 99%
Pennsylvania limited partnership
                                             BTRS, Inc. - LP - 1%

-------------------------------------------- -----------------------------------------------

-------------------------------------------- -----------------------------------------------
                                                               PARTNERS
     LIMITED PARTNERSHIP SUBSIDIARIES                      (Capital/Profits)
-------------------------------------------- -----------------------------------------------
Fifteen Horsham, L.P., a Pennsylvania        WOP-- GP - 1%
limited partnership
                                             BOP-- LP 1%

                                             WOP-- LP - 98%

-------------------------------------------- -----------------------------------------------
Iron Run Limited Partnership V, a            BOP-- GP - 2%
Pennsylvania limited partnership
                                             BOP-- LP - 87%

                                             WOP-- LP - 11%

-------------------------------------------- -----------------------------------------------
LC/N Horsham Limited Partnership, a          WOP-- GP - 88.9%
Pennsylvania limited partnership
                                             BOP-- LP - .1%

                                             WOP-- LP - 11%

-------------------------------------------- -----------------------------------------------
LC/N Keith Valley Limited Partnership I, a   WOP -- GP - 88.9%
Pennsylvania limited partnership
                                             BOP-- LP - .1%

                                             WOP-- LP - 11%

-------------------------------------------- -----------------------------------------------
Newtech IV Limited Partnership, a            WOP-- GP - 88.9%
Pennsylvania limited partnership
                                             BOP-- LP - .1%

                                             WOP-- LP - 11%

-------------------------------------------- -----------------------------------------------
Nichols Lansdale Limited Partnership III,    WOP-- GP - 88.9% / 98.9%
a Pennsylvania limited partnership
                                             BOP-- LP - 11.1% / 1.1%


-------------------------------------------- -----------------------------------------------
Witmer Operating Partnership I, L.P., a      Brandywine Witmer, LLC-- GP - 1% /1%
Delaware limited partnership
                                             BOP-- LP - 99% / 99%


-------------------------------------------- -----------------------------------------------
100 Arrandale Associates, L.P., a            BOP-- GP-- 2% / 2%
Pennsylvania limited partnership(4)
                                             BOP-- LP-- 87% / 97%

                                             Prentiss -- 11% / 1%

-------------------------------------------- -----------------------------------------------
111 Arrandale Associates, L.P., a            BOP-- GP-- 2% / 2%
-------------------------------------------- -----------------------------------------------

                                                                               5

-------------------------------------------- -----------------------------------------------
                                                               PARTNERS
     LIMITED PARTNERSHIP SUBSIDIARIES                      (Capital/Profits)
-------------------------------------------- -----------------------------------------------
Pennsylvania limited partnership(4)
                                             BOP-- LP-- 87% / 97%

                                             Prentiss -- 11% / 1%

-------------------------------------------- -----------------------------------------------
440 Creamery Way Associates, L.P., a         BOP-- GP-- 2% / 2%
Pennsylvania limited partnership(4)
                                             BOP-- LP-- 87% / 97%

                                             Prentiss -- 11% / 1%

-------------------------------------------- -----------------------------------------------
442 Creamery Way Associates, L.P., a         BOP-- GP-- 2% / 2%
Pennsylvania limited partnership(4)
                                             BOP-- LP-- 87% / 97%

                                             Prentiss -- 11% / 1%

-------------------------------------------- -----------------------------------------------
481 John Young Way Associates, L.P., a       BOP-- GP-- 2% / 2%
Pennsylvania limited partnership(4)
                                             BOP-- LP-- 87% / 97%

                                             Prentiss -- 11% / 1%
-------------------------------------------- -----------------------------------------------


-------------------------------------------- -----------------------------------------------
            GENERAL PARTNERSHIP                           OWNERSHIP STRUCTURE
-------------------------------------------- -----------------------------------------------
Brandywine 55 Ames Court Partnership, a      Brandywine Axinn I, LLC-- GP - 50%
New York general partnership
                                             Brandywine Axinn II, LLC -- GP - 50%
-------------------------------------------- -----------------------------------------------
Brandywine Broad Street Partnership, a New   Brandywine Axinn I, LLC-- GP - 50%
York general partnership
                                             Brandywine Axinn II, LLC -- GP - 50%
-------------------------------------------- -----------------------------------------------
Interstate Center Associates, a Virginia     BOP-- 50%
general partnership
                                             Brandywine Interstate 50, L.L.C. - 50%
54-1815494
-------------------------------------------- -----------------------------------------------
Iron Run Venture II, a Pennsylvania          Atlantic American Land Development, Inc. -
general partnership                          44.2617%

                                             AAPOP 1, LP - GP - 55.7383%
-------------------------------------------- -----------------------------------------------

-------------------------------------------- -----------------------------------------------
            GENERAL PARTNERSHIP                           OWNERSHIP STRUCTURE
-------------------------------------------- -----------------------------------------------
IR Northlight II Associates, a               AAPOP 2, LP-- GP - 50%
Pennsylvania general partnership
                                             BOP-- GP - 50%
23-2926116
-------------------------------------------- -----------------------------------------------
Plymouth TFC, General Partnership, a         Brandywine P.M. LP-- GP - 50%
Pennsylvania general partnership
                                             WOP -- 50%
-------------------------------------------- -----------------------------------------------

-------------------------------------------- -----------------------------------
          CORPORATE SUBSIDIARIES                              SHAREHOLDERS
-------------------------------------------- -----------------------------------
AAP Sub One, Inc., a Delaware corporation    Atlantic American Properties
                                             Trust - 100%
-------------------------------------------- -----------------------------------
Atlantic American Land Development, Inc.,    AAPOP 1, LP - 100%
a Delaware corporation

-------------------------------------------- -----------------------------------
Brandywine Grande B Corp., a Delaware        BRT -- 100%
corporation

-------------------------------------------- -----------------------------------
Brandywine Grande C Corp., a Delaware        BRT 100%
corporation

-------------------------------------------- -----------------------------------
Brandywine Holdings, I, Inc., a              BRT -- 100%
Pennsylvania corporation

-------------------------------------------- -----------------------------------
Brandywine Realty Services Corporation, a    BOP -- 9,500 Common Shares
Pennsylvania corporation
                                             BRSP(8) --  500 Common Shares

-------------------------------------------- -----------------------------------
BTRS, Inc., a Delaware corporation           BOP - 100%

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------
          CORPORATE SUBSIDIARIES                              SHAREHOLDERS
-------------------------------------------- -----------------------------------
Southpoint Land Holdings, Inc., a            BOP -- 89 Shares
Pennsylvania corporation(7)
                                             Prentiss - 11 Shares

-------------------------------------------- -----------------------------------
Valleybrooke Land Holdings, Inc., a          BOP-- 89 Shares
Pennsylvania corporation(7)
                                             Prentiss - 11 Shares

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------
  LIMITED LIABILITY COMPANY
     SUBSIDIARIES                                          MEMBERS
-------------------------------------------- -----------------------------------
Brandywine Ambassador, L.L.C., a             BOP - 100%
Pennsylvania limited liability company

-------------------------------------------- -----------------------------------
Brandywine Axinn I, LLC, a Delaware          BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Axinn II, LLC, a Delaware         BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Brokerage Services, LLC, a New    BRSCO - - 100%
Jersey limited liability company

-------------------------------------------- -----------------------------------
Brandywine Charlottesville LLC, a Virginia   BOP - 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Christina LLC, a Delaware         BOP - 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Cira, LLC, a Pennsylvania         BOP -- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Croton, LLC, a Pennsylvania       Brandywine Grande B, L.P. - 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Dabney, L.L.C., a Delaware        BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Dominion, L.L.C., a               BOP-- 100%
Pennsylvania limited liability company

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------
  LIMITED LIABILITY COMPANY
     SUBSIDIARIES                                          MEMBERS
-------------------------------------------- -----------------------------------
Brandywine F.C., L.L.C., a Pennsylvania      BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine I.S., L.L.C., a Pennsylvania      BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Interstate 50,  L.L.C., a         BOP-- 100%
Delaware limited liability company

-------------------------------------------- -----------------------------------
Brandywine - Main Street, LLC, a Delaware    BOP -- 99%
limited liability company
                                             Brandywine Acquisitions, LLC -- 1%

-------------------------------------------- -----------------------------------
Brandywine Metroplex LLC., a Pennsylvania    BOP - 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Norriton, L.L.C., a               BOP-- 99%
Pennsylvania limited liability company
                                             Norriton Corp. -- 1%

-------------------------------------------- -----------------------------------
Brandywine P.M., L.L.C., a Pennsylvania      BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Piazza, L.L.C., a New Jersey      BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Plaza 1000, L.L.C., a New         BOP-- 100%
Jersey limited liability company

-------------------------------------------- -----------------------------------
Brandywine Promenade, L.L.C., a New Jersey   BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine TB Florig, LLC, a Pennsylvania    BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine TB Inn, L.L.C., a Pennsylvania    BOP - 100%
limited liability company

-------------------------------------------- -----------------------------------

                                                                               9

-------------------------------------------- -----------------------------------
  LIMITED LIABILITY COMPANY
     SUBSIDIARIES                                          MEMBERS
-------------------------------------------- -----------------------------------
Brandywine TB I, L.L.C., a Pennsylvania      BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine TB II, L.L.C., a Pennsylvania     BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine TB V, L.L.C., a Pennsylvania      BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine TB VI, L.L.C., a Pennsylvania     BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine TB VIII, L.L.C., a Pennsylvania   BOP --100%
limited liability company

-------------------------------------------- -----------------------------------
Brandywine Trenton Urban Renewal, L.L.C.,    BOP -BRT
a Delaware limited liability company

-------------------------------------------- -----------------------------------
Brandywine Witmer, L.L.C., a Pennsylvania    BOP-- 100%
limited liability company

-------------------------------------------- -----------------------------------
Christiana Center Operating Company I LLC,   BOP -- Member - 100%
a Delaware limited liability company

-------------------------------------------- -----------------------------------
Christiana Center Operating Company II LLC,  BOP -- Member - 100%
a Delaware limited liability company

-------------------------------------------- -----------------------------------
Christiana Center Operating Company III LLC, BOP -- Member - 100%
a Delaware limited liability company

-------------------------------------------- -----------------------------------

                                                                              10

-------------------------------------------- -----------------------------------------------
  LIMITED LIABILITY COMPANY
     SUBSIDIARIES                                             MEMBERS
-------------------------------------------- -----------------------------------------------
e-Tenants LLC, a Delaware limited            e-Tenants.com Holding, L.P.
liability company

-------------------------------------------- -----------------------------------------------

--------------------------------------------------------------------------------------------
              JOINT VENTURES                          BRANDYWINE MEMBERS/PARTNERS
--------------------------------------------------------------------------------------------
Brandywine Industrial Partnership, L.P.,    BB&K GP, BB&K LP Business Trust, BOP
a Delaware limited partnership              and Nichols Lansdale Limited
                                            Partnership III

--------------------------------------------------------------------------------------------
1000 Chesterbrook Boulevard Partnership, a  Brandywine Dominion, LP -- GP - 50%
Pennsylvania general partnership

--------------------------------------------------------------------------------------------
PJP Building Two, L.C., a Virginia limited  Brandywine Charlottesville, LLC-- 30%
liability company
                                            Pavilion Holdings, LLC -- 20%

                                            Worrell Land Development Company, L.C. f/k/a

                                            Worrell Land and Cattle Company, L.C. -- 50%

--------------------------------------------------------------------------------------------
PJP Building Five, L.C., a Virginia         Brandywine Charlottesville, LLC-- 25%
limited liability company
                                            Pavilion Holdings, LLC -- 25%

                                            Worrell Land and Development Company, L.C. --
                                            50%

--------------------------------------------------------------------------------------------
Two Tower Bridge Associates, a              Brandywine TB II, LP-- GP - 35%
Pennsylvania limited partnership

--------------------------------------------------------------------------------------------
Four Tower Bridge Associates, a             Brandywine TB I, LP-- GP - 65%
Pennsylvania limited partnership

--------------------------------------------------------------------------------------------
Five Oliver/Brandywine Partner, L.P., a     Brandywine TB V, L.P.-- GP - 50%
Pennsylvania Limited Partnership
                                            Five Oliver Tower Associates -- GP - 49%

                                            Donald W. Pulver-- LP - 1%

--------------------------------------------------------------------------------------------
Five Tower Bridge Associates, a             Five Oliver/Brandywine Partner, L.P. - - LP -
Pennsylvania limited partnership            - 30%

--------------------------------------------------------------------------------------------

                                                                              11

--------------------------------------------------------------------------------------------
              JOINT VENTURES                          BRANDYWINE MEMBERS/PARTNERS
--------------------------------------------------------------------------------------------
Six Tower Bridge Associates, a              Brandywine TB VI, LP-- GP - 65%
Pennsylvania limited partnership

--------------------------------------------------------------------------------------------
Eight Tower Bridge Development Associates,  Eight Oliver/Brandywine Partner, L.P.-- GP--
a Pennsylvania limited partnership          11% [A BRT subsidiary, Brandywine TB VIII,
                                            L.P., is a 50% limited partner in this entity.]

                                            Eight Tower Bridge - VEF II, LLC-- LP-- 89%

--------------------------------------------------------------------------------------------
Tower Bridge Inn Associates, a              Brandywine TB Inn, L.P.-- GP - 50%
Pennsylvania limited partnership
                                            Oliver Tower Inn Associates -- GP - 23.1829%

                                            Tower Bridge Partners -- LP - 23.1889%

                                            Centre Consho, LLC -- LP - 3.6222%
--------------------------------------------------------------------------------------------
Macquarie BDN LLC, a Delaware limited       BOP - 20%; Macquarie Office LLC - 80%
liability company
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                CONDOMINIUM                                   UNIT OWNERS
--------------------------------------------------------------------------------------------
Allendale Road Corporate Center, a           BOP owns all units
Pennsylvania Condominium Association
--------------------------------------------------------------------------------------------
Greentree Executive Campus 1001-03           BOP owns 2 units
Association, Inc., a New Jersey
non-profit corporation                       1001 Greentree Associates, L.L.C. owns 1 Unit.

--------------------------------------------------------------------------------------------
Princeton Pike V, VI & VII Condominium       BOP owns all units
Association, Inc., a New Jersey
condominium association
--------------------------------------------------------------------------------------------

                                                                              12

--------------------------------------------------------------------------------------------
                   TRUST                                        TRUSTEES
--------------------------------------------------------------------------------------------
Atlantic American Properties Trust, a        BOP -- Common Shares - 100% Maryland real
estate investment trust
                                             100 BRT Employees -- Preferred Shares - 100%

--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                   PARENT                                        TRUSTEES
----------------------------------------------------------------------------------------------
Brandywine Realty Trust, a Maryland

real estate investment trust
----------------------------------------------------------------------------------------------

(1) Brandywine Operating Partnership, LP, referred to as "BOP," is a Delaware limited partnership.

(2)      Per BOP Unit Registry.

(3) Witmer Operating Partnership I, L.P., referred to as "WOP," is a Delaware limited partnership.

(4) The minority interest in these entities is subject to put/call rights under which BOP will ultimately acquire the minority interests.

                                   SCHEDULE II
                                   -----------

                            List of Options, Warrants
                        and Other Convertible Securities

                                     Options
                                     -------

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name                            Date of Grant                Exercise Price               Ending Balance
------------------------------- ---------------------------- ---------------------------- ----------------------------
Axinn, Don                      10/6/98                      24.00                        50,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Axinn, Don                      10/6/98                      26.40                        50,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     100,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   1/2/98                       25.25                        6,587
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   7/1/99                       25.25                        3,297
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   1/2/98                       27.78                        7,708
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   7/1/99                       27.78                        3,857
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   1/2/98                       29.04                        8,314
------------------------------- ---------------------------- ---------------------------- ----------------------------
Devuono, Jeff                   7/1/99                       29.04                        4,161
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     33,924
------------------------------- ---------------------------- ---------------------------- ----------------------------
Griffith, Jr., Al               1/2/98                       27.78                        2,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     2,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Hamer, Mark                     10/6/98                      24.00                        50,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Hamer, Mark                     10/6/98                      26.40                        50,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     100,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Martin, Tim                     1/2/98                       27.78                        7,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     7,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
McCawley, Joe                   1/2/98                       27.78                        5,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     5,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Molotsky, Brad                  7/1/99                       25.25                        6,594
------------------------------- ---------------------------- ---------------------------- ----------------------------
Molotsky, Brad                  1/2/98                       27.78                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Molotsky, Brad                  7/1/99                       27.78                        7,715
------------------------------- ---------------------------- ---------------------------- ----------------------------
Molotsky, Brad                  1/2/98                       29.04                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Molotsky, Brad                  7/1/99                       29.04                        8,322
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     47,631
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Jr., Tony              1/2/98                       25.25                        19,792
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Jr., Tony              1/2/98                       27.78                        23,159
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Jr., Tony              1/2/98                       29.04                        24,944
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     67,895
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Sr., Tony              1/2/98                       25.25                        197,923
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Sr., Tony              1/2/98                       27.78                        231,597
------------------------------- ---------------------------- ---------------------------- ----------------------------
Nichols, Sr., Tony              1/2/98                       29.04                        249,438
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     678,958
------------------------------- ---------------------------- ---------------------------- ----------------------------
Redd, William                   6/1/99                       25.25                        6,726
------------------------------- ---------------------------- ---------------------------- ----------------------------
Redd, William                   6/1/99                       27.78                        7,870
------------------------------- ---------------------------- ---------------------------- ----------------------------
Redd, William                   6/1/99                       29.04                        8,489
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     23,085
------------------------------- ---------------------------- ---------------------------- ----------------------------
Rimikis, Tony                   7/1/99                       25.25                        6,594
------------------------------- ---------------------------- ---------------------------- ----------------------------
Rimikis, Tony                   1/2/98                       27.78                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Rimikis, Tony                   7/1/99                       27.78                        7,715
------------------------------- ---------------------------- ---------------------------- ----------------------------
Rimikis, Tony                   1/2/98                       29.04                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Rimikis, Tony                   7/1/99                       29.04                        8,322
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     47,631
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
Shadowen, Leon                  6/1/99                       25.25                        6,726
------------------------------- ---------------------------- ---------------------------- ----------------------------
Shadowen, Leon                  6/1/99                       27.78                        7,870
------------------------------- ---------------------------- ---------------------------- ----------------------------
Shadowen, Leon                  6/1/99                       29.04                        8,489
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     23,085
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sowa, George                    7/1/99                       25.25                        6,594
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sowa, George                    7/1/99                       27.78                        7,715
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sowa, George                    7/1/99                       29.04                        8,322
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     22,631
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  8/8/94                       6.21                         13,333
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  8/8/94                       14.31                        33,334
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  7/25/02                      19.50                        100,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  1/2/98                       25.25                        296,736
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  1/2/98                       27.78                        347,222
------------------------------- ---------------------------- ---------------------------- ----------------------------
Sweeney, Jerry                  1/2/98                       29.04                        374,531
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     1,165,156
------------------------------- ---------------------------- ---------------------------- ----------------------------
Yamarick, Barbara               7/1/99                       25.25                        6,594
------------------------------- ---------------------------- ---------------------------- ----------------------------
Yamarick, Barbara               1/2/98                       27.78                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Yamarick, Barbara               7/1/99                       27.78                        7,715
------------------------------- ---------------------------- ---------------------------- ----------------------------
Yamarick, Barbara               1/2/98                       29.04                        12,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Yamarick, Barbara               7/1/99                       29.04                        8,322
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                                                                     47,631
------------------------------- ---------------------------- ---------------------------- ----------------------------
Grand Total                                                                               2,372,627
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                    WARRANTS
                                    --------

------------------------------------------------------------ ---------------------------------------------------------
Name                                                         Number of Underlying Common Shares
------------------------------------------------------------ ---------------------------------------------------------
Five Arrows Realty Securities L.L.C.                         250,000
------------------------------------------------------------ ---------------------------------------------------------
Total
------------------------------------------------------------ ---------------------------------------------------------

                                      UNITS
                                      -----

----------------------------------------------------------------------------------------------------------------------
                                                Totals for All Units
------------------------------------------------------------------------ ---------------------------------------------
Total General Partnership Units Outstanding:                             42,353,026
------------------------------------------------------------------------ ---------------------------------------------
Total Class A Limited Partnership Units Outstanding:                     3,433,962
------------------------------------------------------------------------ ---------------------------------------------
         Total Class A Units to BRT                                      1,696,755
------------------------------------------------------------------------ ---------------------------------------------
         Total Class A Units to Holdings I                               5
------------------------------------------------------------------------ ---------------------------------------------
         Total Class A Units to outside limited partners                 1,737,202
------------------------------------------------------------------------ ---------------------------------------------
Total Reserved Units for redemption/conversion of Series A Preferred     1,415,094 Units
Mirror Units:
------------------------------------------------------------------------ ---------------------------------------------
Total Reserved Units for redemption conversion of Series B Preferred     3,679,245 Units
Units:
------------------------------------------------------------------------ ---------------------------------------------
Total Series A Preferred Mirror Units Outstanding:                       750,000 Units
------------------------------------------------------------------------ ---------------------------------------------
Total Series D Preferred Mirror Units Outstanding:                       2,000,000 Units
------------------------------------------------------------------------ ---------------------------------------------
Total Series E Preferred Mirror Units Outstanding                        2,300,000 Units2
------------------------------------------------------------------------ ---------------------------------------------


                                      OTHER
                                      -----

         Partners in 1000 Chesterbrook Boulevard Partnership have the right, under certain circumstances, to have the partnership interests valued and to convert these interests into Class A Units of Brandywine Operating Partnership, L.P.


______________________________
(2) As of February 27, 2004 and conditioned on the closing of the Series D Preferred Share offering scheduled to close on February 27, 2004.

                                    EXHIBIT A



         1. The Company is a real estate investment trust duly formed and existing under and by virtue of the laws of the State of Maryland and is in good standing under the laws of the State of Maryland, including with the State Department of Assessments and Taxation of Maryland. The Company has the full trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business as described in the Registration Statement and the Prospectus requires such registration or qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, prospects, properties or earnings of the Company.

         2. Each of the Subsidiaries is a corporation, limited liability company, limited partnership or general partnership duly incorporated or formed, as the case may be, validly existing and in good standing, as the case may be, under the laws of its jurisdiction of incorporation or formation, with full corporate, limited liability company, or partnership power and authority, as the case may be, to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business in each jurisdiction or place where the nature of its properties or the conduct of its business as described in the Registration Statement and the Prospectus requires such registration or qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, prospects, properties or earnings of such Subsidiary.

         3. The authorized beneficial interest of the Company (including, but not limited to, any options, warrants or other securities convertible into or exchangeable shares of beneficial interest of the Company) is as set forth in the Registration Statement and the Prospectus Supplement, and the Shares conform in all material respects to the description thereof in the Registration Statement and the Prospectus Supplement. All the outstanding shares of beneficial interest of the Company outstanding prior to the issuance of the Shares have been duly and validly authorized and issued, are fully paid and nonassessable, and are free of any preemptive or other rights to subscribe for the Shares under Maryland law or any agreements entered into by the Company and identified under Item 15 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as amended by the Annual Report on Form 10-K/A-1.

         4. The Shares have been duly and validly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free of any preemptive or other rights to subscribe for the Shares under Maryland law or any agreements entered into by the Company and identified under
Item 15 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as amended by the Annual Report on Form 10-K/A-1.

         5. To our knowledge after due inquiry, except as set forth on Schedule I to the Officer's Certificate, there are no outstanding options, warrants or other rights to purchase, calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of beneficial interest of the Company or any security or other right or obligation convertible into or exchangeable or exercisable for shares of beneficial interest of the Company. There is no holder of any security of the Company or any other person who has the statutory right or, to our knowledge after due inquiry, the contractual or other right, to cause the Company to sell or otherwise issue to him, or to permit him to underwrite the sale of, the Shares or the right to have any Common Shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement or sale of the Shares as provided in the Agreement, to require registration under the Act of any Common Shares or other securities of the Company.

         6. All of the outstanding units of limited and general partnership interests of the Operating Partnership (the "Units"), and the partnership and membership interests in each of the other Subsidiaries that is a partnership or limited liability company, as the case may be, were created under the agreements forming the Operating Partnership and such other Subsidiaries, as the case may be, and all of the issued and outstanding shares of capital stock of each of the Subsidiaries that is a corporation have been duly authorized and validly issued, and are fully paid and nonassessable. To our knowledge after due inquiry, except as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or Schedule II to the Officer's Certificate, all such Units, partnership interests and shares of capital stock are owned by the Company directly, or indirectly through one of the Subsidiaries, free and clear of any security interest, lien, adverse claim, equity or other encumbrance, and, to our knowledge after due inquiry, the Company's ownership interest in the Operating Partnership, and the Company's and the Operating Partnership's respective ownership interest in each of the Subsidiaries, is as set forth on
Schedule II attached hereto (without giving effect to the issuance of the Shares). Except as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), there are no outstanding options, warrants or other rights to purchase, calling for the issuance of, or any commitment, plan or arrangement to issue, any equity interests in any Subsidiary, or any security or other right or obligation convertible into or exchangeable or exercisable for any such interests in any such Subsidiary. The terms of the Units conform in all material respects to statements and descriptions thereof contained in the Registration Statement and the Prospectus. The Company is the sole general partner of the Operating Partnership. The Subsidiaries set forth on Schedule II attached hereto include all of the "significant subsidiaries" of the Company, as such term is defined by Rule 1-02 of Regulation S-X.

         7. The Company has the full trust power and authority, and the Operating Partnership has the requisite partnership power and authority, to enter into the Agreement, and in the case of the Company, to issue, sell and deliver the Shares to the Underwriter as provided in the Agreement, and the Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership, as applicable, and is the legal, valid and binding agreement of each of the Company and the Operating Partnership, as applicable, enforceable against them in accordance with its terms.

         8. The form of certificate representing the Common Shares is in due and proper form and complies in all material respects with all applicable Maryland statutory requirements and the rules and regulations of the New York Stock Exchange.

         9. To our knowledge after due inquiry, neither the Company nor any of the Subsidiaries is in violation of its respective Declaration of Trust, certificate or articles of incorporation or bylaws, partnership agreement, operating agreement or other organizational documents or is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness.

         10. With respect to the Company and the Subsidiaries, neither the offer, sale or delivery of the Shares, the execution, delivery or performance of the Agreement, nor the consummation of the transactions contemplated thereby by the Company or the Subsidiaries, as applicable: (i) required or requires, with respect to the Company or the Subsidiaries, any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or the New York Stock Exchange (except (a) such as has been made or obtained and (b) as to state securities or Blue Sky laws, as to which we express no opinion); (ii) conflicted with or conflicts with, constituted or constitutes, or resulted in or results in, a breach or violation of, or a default under, the Declaration of Trust, Articles Supplementary, certificate or articles of incorporation or bylaws, partnership agreement or other organizational documents, of any of such entities, or under any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition covenant or instrument to which any of such entities is a party or by which any of them or any of their respective properties or assets are bound or subject to; (iii) violated or violates any statute, law, rule, regulation, judgment, injunction, order or decree applicable to any of such entities or any of their respective properties or assets; or (iv) resulted or will result in the creation or imposition of any lien, charge or encumbrance upon the property or assets of any of such entities pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

         11. Neither the Company nor any of the Subsidiaries is, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus (and any amendment or supplement thereto) will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

         12. To our knowledge after due inquiry, (i) there are no pending or threatened actions, suits or proceedings against the Company or any of the Subsidiaries or any of their respective trustees, directors or officers in their capacity as such, or to which the Company or any of the Subsidiaries or any of their respective trustees, directors or officers in their capacity as such, or any of their respective properties or assets, is subject, that are of a character which is required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) other than any that are described or incorporated therein by reference and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

         13. The statements in the Registration Statement and Prospectus Supplement set forth under the headings "Description of Shares of Beneficial Interest", "Certain Provisions of Maryland Law and of our Declaration of Trust and Bylaws" and "Federal Income Tax Considerations", and the statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and incorporated by reference in the Registration Statement under the heading "Risk Factors--Our status as a REIT is dependent on compliance with federal income tax requirements", to the extent they constitute matters of law or descriptions or summaries of contracts, agreements or other legal documents, or refer to or constitute statements of matters of law, descriptions of statutes, rules or regulations, or legal conclusions, each, respectively, are accurate and fair summaries of the information disclosed therein.

         14. The Registration Statement has become effective under the Act and any required filing of the Prospectus (or any amendment or supplement thereto) pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (or any amendment or supplement thereto) (other than the financial statements and other financial and statistical information contained therein, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder.

         15. The Shares are duly listed, admitted and authorized for trading on the New York Stock Exchange, subject to official notice of issuance.

         16. The Company was organized in conformity with the requirements for qualification as a REIT for federal income tax purposes, and, based on the facts and assumptions set forth in the Prospectus (and any amendment or supplement thereto) and certain representations by the Company regarding certain federal income tax matters, its method of operation has enabled it, and its proposed method of operation will enable it, to meet the requirements under the Internal Revenue Code of 1986, as amended, for qualification and taxation as a REIT.

         In addition, the Registration Statement and the Prospectus (other than the financial statements and related schedules and other financial data therein, as to which we express no view) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in paragraph 13 above, no facts have come to our attention that have led us to believe that, as of its effective date, the Registration Statement (other than the financial statements and related schedules therein and other financial data, as to which we express no view) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of the Prospectus Supplement dated the date hereof, the Prospectus (other than the financial statements and related schedules therein and other financial data, as to which we express no view), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date hereof, the Prospectus (other than the financial statements and related schedules therein and other financial data, as to which we express no view) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the documents incorporated by reference in either the Registration Statement or the Prospectus (other than the financial statements and related schedules therein and other financial data, as to which we express no view), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and no facts have come to our attention that have led us to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and we do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

         With respect to the prior paragraph, our statements are based upon our representation of the Company and our participation in the preparation of the Registration Statement and the Prospectus and review and discussion thereof, and we do not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, subject to the opinion set forth above in paragraph 13.

[Form of Lock-Up Agreement]

                                    EXHIBIT B

                     [Letterhead of officer or trustee(3) of
                                  the Company]

                            Brandywine Realty Trust
                            -----------------------
                        Public Offering of Common Shares
                        --------------------------------

                                                               February 26, 2004

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Brandywine Realty Trust, a real estate investment trust organized under the laws of Maryland (the "Company"), Brandywine Operating Partnership, L.P., a Delaware limited partnership, and you as the underwriter named therein (the "Underwriter"), relating to an underwritten public offering of common shares of beneficial interest, par value $.01 per share (the "Common Shares"), of the Company.

                  In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of beneficial interest in the Company or any securities convertible into, or exercisable or exchangeable for such shares of beneficial interest, or publicly announce an intention to effect any such transaction, for a period of 30 days after the date of the Underwriting Agreement, other than Common Shares disposed of as bona fide gifts approved by the Underwriter.

________________________________________
(3) Solely in such individual's capacity as a trustee.

[Form of Lock-Up Agreement]                                            EXHIBIT A


                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.



                                        Yours very truly,


                                        [Signature of officer or trustee]


                                        [Name and address of officer or trustee]